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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-48765


                        SUPPLEMENT TO THE PROSPECTUS OF
                MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND
                              DATED APRIL 28, 2000



     The third paragraph under the section entitled "Fund Management" in the Prospectus is hereby replaced by the following:


     Douglas S. Foreman, Christopher J. Ainley and Nicholas J. Capuano, Managing Directors of the Sub-Advisor, have been the primary portfolio managers of the Fund, since September 1994 in the case of Mr. Foreman, since April 1998 in the case of Mr. Ainley and since June 2000 in the case of Mr. Capuano. Messrs. Foreman and Ainley have been portfolio managers with The TCW Group, Inc. for over five years. Mr. Capuano has been associated with The TCW Group, Inc. for over five years, most recently as a portfolio manager and prior thereto as an analyst (1994-1998).


June 30, 2000